SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2012

SOUTHERN MISSOURI BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Missouri	000-23406	43-1665523
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

531 Vine Street, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (573) 778-1800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

   Set forth below is presentation material of Southern Missouri Bancorp, Inc. The presentation material relates to the Company’s presentation at Sandler O’Neill + Partners, L.P.’s West Coast Financial Services Conference, to be held on March 6, 2012.  The Company’s presentation will take place at 10:00AM PST (1:00PM EST, or 12:00 noon CST). The telephone number to listen to the presentation live is (832) 445-1181 (passcode: 1079263715#).  A live webcast of the event may be accessed by visiting http://www.sandleroneill.com (click “Conferences” and then select “Register to View Webcast” under the heading “West Coast Financial Services Conference”); the webcast will be archived there and available to replay for 30 days beginning March 7, 2012.

SOUTHERN missouri BANCORP

NASDAQ: SMBC

Sandler O'Neill + Partners, L.P.
West Coast Financial Services Conference
March 6, 2012

Important Statements

Safe Harbor Regarding Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Southern Missouri Bancorp, Inc. (the "Company"). Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the forward-looking statements, including, without limitation, the following: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; fluctuations in interest rates and in real estate values; monetary and fiscal policies of the Board of Governors of the Federal Reserve System and the U.S. Government and other governmental initiatives affecting the financial services industry; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; the timely development of and acceptance of the Company's new products and services and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors' products and services; expected cost savings, synergies and other benefits from the Company's merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; legislative or regulatory changes that adversely affect the Company's business; results of examinations of the Company by its regulators, including the possibility that such regulators may, among other things, require the Company to increase its reserve for loan losses or to write-down assets; the impact of technological changes; and the Company's success at managing the risks involved in the foregoing. Any forward-looking statements are based upon management's beliefs and assumptions at the time they are made.

The Company undertakes no obligation to publicly update or revise any forward-looking statements or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed might not occur, and you should not put undue reliance on any forward-looking statements.

Non-GAAP Financial Measures

Core earnings per share, tangible common equity and tangible book value per share are financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). These non-GAAP financial measures are supplemental and not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures used by other companies.

Important Statements (cont.)

Non-GAAP Financial Measures (cont.)

We calculate tangible common equity by excluding the balance of intangible assets from common shareholders' equity. We calculate tangible book value per share by dividing tangible common equity by adjusted common shares outstanding, as compared to book value per share, which we calculate by dividing common stockholders' equity by adjusted common shares outstanding. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. We calculate core earnings per share by excluding from other income the bargain purchase gain resulting from the FDIC-assisted acquisition we completed in fiscal 2011 and the other-than-temporary impairment charge we incurred in fiscal 2009, and excluding from other expense the one-time deposit insurance assessment imposed by the FDIC in fiscal 2010 and the integration and acquisition expenses we incurred during fiscal 2009 and fiscal 2011 from the acquisitions we completed during those years. We believe that core earnings per share are useful in assessing our core operating performance, particularly when comparing periods and in comparing our operating performance to the operating performance of our industry peers. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. A reconciliation of the non-GAAP measures of tangible common equity and tangible book value per share to the GAAP measures of common stockholders' equity and book value per share is set forth below.

Dollars in thousands	As of					
	June 30, 2008	June 30, 2009	June 30, 2010	June 30, 2011	Sep. 30, 2011	Dec. 31, 2011
Common stockholders' equity	$ 30,472	$ 32,619	$ 36,228	$ 46,276	$ 48,947	$ 71,126
Less: Intangible assets	1,838	1,583	1,604	1,875	1,770	1,666
Tangible common equity	$ 28,634	$ 31,036	$ 34,624	$ 44,401	$ 47,177	$ 69,460
Book value per share	$ 13.95	$ 15.66	$ 17.39	$ 22.08	$ 23.35	$ 21.91
Less: Intangible assets per share	0.84	0.76	0.77	0.89	0.84	0.52
Tangible book value per share	$ 13.11	$ 14.90	$ 16.62	$ 21.19	$ 22.51	$ 21.39
Share information						
Common shares outstanding (actual)	2,190,833	2,087,976	2,087,976	2,098,976	2,099,976	3,249,976
MRP stock reserved[1]	(6,086)	(4,855)	(4,236)	(3,536)	(3,411)	(3,285)
Adjusted shares outstanding	2,184,747	2,083,121	2,083,740	2,095,440	2,096,565	3,246,691

(1) Number of shares of Management Recognition Plan stock reserved and unawarded or unvested.

	For the year ended June 30,				For the three-month period ended	
	June 30, 2008	June 30, 2009	June 30, 2010	June 30, 2011	Sep. 30, 2011	Dec. 31, 2011
Diluted earnings per share	$ 1.63	$ 1.67	$ 1.95	$ 5.12	$ 1.21	$ 0.95
Less: Impact of non-core items on diluted earnings per share	-	0.29	-	(1.92)	-	-
Core earnings per share	$ 1.63	$ 1.96	$ 1.95	$ 3.20	$ 1.21	$ 0.95
Average basic shares	2,199,928	2,123,144	2,083,458	2,088,833	2,096,000	2,595,000
Average diluted shares	2,212,132	2,124,369	2,105,292	2,141,091	2,167,000	2,687,000

Company Overview

- Headquartered in Poplar Bluff, Missouri, with locations in southeast Missouri, Springfield, Missouri, and northeast and north-central Arkansas.
  - ✓ $773 million in assets as of December 31, 2011. Loans, net, totaled $543 million; deposits were $609 million.
  - ✓ Sound profitability and strong asset quality result from focus on credit, improved margin, and solid expense control.
  - ✓ Company equity totaled $91.2 million at December 31, 2011. Of that amount $20 million was preferred stock issued under Treasury's SBLF program. Tangible common equity of $69.5 million results in TBV/share of $21.39 at December 31, 2011.
  - ✓ Positioned as an alternative solution between small community banks and super-regional/money center banks; focused on relationship banking with local community bank presidents appointed in each market.
  - ✓ Completed FDIC-assisted transaction in December 2010 (acquired Batesville and Searcy, Arkansas, locations); open-bank transaction in July 2009 (acquired Jonesboro and Paragould, Arkansas, locations).
  - ✓ Opened LPO in the attractive Springfield, Missouri market in September 2010 with experienced market leader, David Tooley; converted to full-service branch in August 2011.

Note: See "Non-GAAP Financial Measures" for a reconciliation of non-GAAP financial measures.

Branch Franchise

As of June 30,	Total Branches	Bank Deposits ($M)	Incremental Change ($M)	Branch Growth Mechanism
2005	8	$ 227.2	$ 14.2	
2006	9	259.1	31.9	Opened Sikeston, MO branch
2007	9	272.0	12.9	
2008	9	293.6	21.6	
2009	10	313.6	20.0	Opened Matthews, MO branch
2010	14	427.4	113.8	Acquired Southern Bank of Commerce
2011	16[1]	561.0	133.6	Acquired First Southern Bank
2005 – 2011 Compounded Annual Growth Rate: 16.3%				

(1) Converted Springfield, MO LPO into a branch August 20, 2011, bringing total branches to 17

Source: FDIC Summary Deposit data

MISSOURI
St. Louis, MO
Springfield
Van Buren
Dexter
Sikeston
Poplar Bluff(3)
Matthews
Doniphan
Qulin
Kennett
Paragould
Batesville
Brookland
Jonesboro
Leachville
Searcy
Memphis, TN
ARKANSAS

Recent Acquisitions

Southern Bank of Commerce

- Strategic Matters:
  - ✓ Entry acquisition into demographically attractive northeastern Arkansas
  - ✓ Jonesboro and Paragould markets have combined deposits of approximately $3 billion
  - ✓ Purchase price = $600,000.
- Financial Matters:
  - ✓ Purchase Price / Stated Tangible Book Value: 38.3%
- Business Matters:
  - ✓ 4 additional banking offices in Arkansas
  - ✓ 24 additional employees
  - ✓ Closed: 07/17/09
- Balance Sheet Highlights:

✓ Total Assets:	$30.3 million
✓ Total Loans:	$16.2 million
✓ Total Deposits:	$29.3 million

Cape Girardeau
Paragould
Memphis

First Southern Bank (FDIC Assisted)

- Strategic Matters:
  - ✓ Access to demographically attractive Batesville and Searcy markets
  - ✓ Acquisition excluded all brokered deposits
  - ✓ Excluded securities portfolio which contained fraud and led to failure of the bank
- Financial Matters:
  - ✓ Discount bid of $17.5 million, no loss-share from FDIC
  - ✓ Bargain purchase gain of $7.0 million
- Business Matters:
  - ✓ 2 additional banking offices in Arkansas
  - ✓ 20 additional employees
  - ✓ Closed: 12/17/10
- Balance Sheet Highlights:

✓ Total Assets:	$144.6 million
✓ Total Loans:	$124.4 million
✓ Total Deposits:	$130.3 million

Paragould
Memphis

Profitability and Earnings History

Return on average assets (annualized)
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
0.92%
0.87%
0.88%
1.81%
1.62%
1.44%
FY 2008
FY 2009
FY 2010
FY 2011
Q1 2012
Q2 2012

Return on average common equity (annualized)
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
12.1%
11.3%
11.9%
27.1%
22.0%
17.1%
FY 2008
FY 2009
FY 2010
FY 2011
Q1 2012
Q2 2012

Historical Core Diluted and Diluted EPS
Core Diluted EPS
Diluted EPS
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$1.63
$1.63
$1.96
$1.67
$1.95
$1.95
$3.20
$5.12
$1.21
$1.21
$0.95
$0.95
FY 2008
FY 2009
FY 2010
FY 2011
Q1 2012
Q2 2012

Data is for the years ended June 30, except for Q1 2012, which is for the quarter ended September 30, 2011, and Q2 2012, which is for the quarter ended December 31, 2011

Earnings Components

Net Interest Income & NIM

Net Interest Income
Net Interest Margin
$25,000
$20,000
$15,000
$10,000
$5,000
$0
4.75%
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.90%
3.17%
3.37%
3.27%
3.92%
4.42%
4.12%
$9,929
$11,780
$14,097
$16,316
$23,763
$7,478
$7,322
2007
2008
2009
2010
2011
Q1 2012
Q2 2012

Efficiency Ratio & Non-Interest Expense / Average Assets

Efficiency Ratio
Non-Interest Exp. / Avg. Assets
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2.40%
2.35%
2.30%
2.25%
2.20%
2.15%
2.10%
2.05%
2.00%
1.95%
1.90%
2.05%
2.07%
2.35%
2.28%
2.15%
2.09%
56.9%
57.4%
63.6%
42.2%
44.0%
47.2%
66.5%
2008
2009
2010
2011
Q1 2012
Q2 2012
Peer banks & thrifts

Data is for the years ended and as of June 30, except for Q1 2012, which is for the quarter ended and as of September 30, and Q2 2012, which is for the quarter ended and as of December 31.

Peer banks and thrifts are publicly traded commercial banks and thrifts with assets between $600 million and $1.0 billion; source of peer data is SNL Financial.

Loan and Deposit Portfolios

**Loan portfolio,
As of December 31, 2011**

Agricultural R/E, 7.7%
Commercial R/E, 26.0%
Construction R/E, 3.1%
Commercial Business, 15.6%
Residential R/E, 35.4%
Consumer and Other, 5.5%
Agricultural Operating & Equip., 6.8%

**Deposits,
As of December 31, 2011**

MMDAs, 2.8%
Savings, 16.6%
CDs > $100,000, 23.7%
NOW Accounts, 28.7%
CDs < $100,000, 22.3%
Noninterest-bearing, 5.9%

Strong Credit Quality Performance

NPLs/Loans
3.00%
2.00%
1.00%
0.00%
0.00%
0.22%
0.08%
0.13%
0.11%
0.07%
2.46%
2008
2009
2010
2011
Q1 2012
Q2 2012
Peer banks & thrifts

Reserves/Gross Loans
2.00%
1.50%
1.00%
0.50%
0.00%
0.92%
1.07%
1.06%
1.14%
1.18%
1.28%
1.87%
2008
2009
2010
2011
Q1 2012
Q2 2012
Peer banks & thrifts

Reserves/NPAs
400%
300%
200%
100%
0%
4,704%
291%
220%
271%
332%
382%
246%
2008
2009
2010
2011
Q1 2012
Q2 2012
Peer banks & thrifts

LTM NCOs/Average Loans
1.00%
0.75%
0.50%
0.25%
0.00%
-0.25%
-0.03%
0.10%
0.10%
0.09%
0.14%
0.04%
0.82%
2008
2009
2010
2011
Q1 2012
Q2 2012
Peer banks & thrifts

Data is for the years ended and as of June 30, except for Q1 2012, which is for the quarter ended and as of September 30, and Q2 2012, which is for the quarter ended and as of December 31.

Peer banks and thrifts are publicly traded commercial banks and thrifts with assets between $600 million and $1.0 billion; source of peer data is SNL Financial.

NPLs are defined as nonaccrual loans plus loans past due 90 days or more and still accruing; nonperforming assets are defined as nonaccrual loans, plus loans past due 90 days or more and still accruing, plus other real estate owned. SMBC nonperforming assets included repossessed personal property of $42,000 and nonperforming investments of $125,000 at December 31, 2011.

Stock Valuation

Common Dividends per Share and Dividend Yield

$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.58%
4.82%
3.20%
2.31%
2.33%
2.14%
$0.40
$0.48
$0.48
$0.48
$0.12
$0.12
2008
2009
2010
2011
Q1 2012
Q2 2012

Tangible Book Value per Share and Closing Stock Price as a Percentage of Tangible Book Value

Tangible Book Value per Share
Closing stock price
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$15.49
$9.95
$15.11
$20.78
$20.62
$22.47
$13.11
$14.90
$16.62
$21.19
$22.50
$21.39
Common offering completed November 2011
2008
2009
2010
2011
Q1 2012
Q2 2012

Data is for the years ended and as of June 30, except for Q1 2012, which is for the quarter ended and as of September 30, and Q2 2012, which is for the quarter ended and as of December 31.

See "Non-GAAP Financial Measures" for a reconciliation of non-GAAP financial measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: March 5, 2012	By:	/s/ Greg A. Steffens
Greg A. Steffens
President and Chief Executive Officer